Exhibit 10.2
(1 of 2)

June 26, 2008

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2007, under the heading “Exploration and Production (Reserves)”. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2006 and December 31, 2007 for 15 fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located offshore of Mexico in the Northeastern Marine Region, and are those referenced in our audit letters dated March 9, 2007, and January 18, 2008.

Sincerely,

Netherland, Sewell International, S. de R.L. de C.V.

By:	/s/ Robert C. Barg
Robert C. Barg
President

Exhibit 10.2
(2 of 2)

June 26, 2008

Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México

Dear Mr. Reyes Heroles:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ended December 31, 2007, under the heading “Exploration and Production (Reserves)”. We reviewed the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of December 31, 2006 and December 31, 2007 for 99 and 100 fields, respectively. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located onshore Mexico in the Southern Region, and are those referenced in our audit letters dated March 12, 2007, and January 18, 2008.

Sincerely,

Netherland, Sewell International, S. de R.L. de C.V.

By:	/s/ Robert C. Barg
Robert C. Barg
President